UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 14, 2025
(Earliest Event Date requiring this Report: March 13, 2025)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Number 144-V, 10 Fairway Drive Suite 100
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Item 1.01 Entry into Material Definitive Agreement. On March 13, 2025, Capstone Companies, Inc. (“Company”) entered into a Memorandum of Understanding (“MOU”) with Coppermine Ventures, LLC, a private Maryland limited liability company, (“Coppermine”) whereby the Company will produce a development plan (“Plan”) for an online customer registration and management application (“CRM Application”) for Coppermine’s owned, affiliated or managed year-round health, fitness and social activities business (“HFS business”) facilities in the State of Maryland (“Facilities”). These Facilities currently lack an integrated, single customer registration and management application.

Upon and subject to acceptance of the completed Plan by Coppermine, which Plan is anticipated to be completed by May 31, 2025. Company and Coppermine intend to enter into an application development agreement based on the Plan accepted by Coppermine (“Agreement”) whereby Capstone will produce the CRM Application with assistance from a Capstone software developer contractor. Under a signed Agreement, Coppermine would fund the development of the CRM Application by Capstone. The contract cost of that development will be determined as part of producing the Plan and will be set forth in the Agreement. The intent of the companies is to develop and implement the CRM Application for the Facilities in 2025. If Coppermine accepts the Plan and enters into the Agreement, the ability of the Company to develop the CRM Application will depend on funding of that development fees and costs by Coppermine.

Upon and subject to completion and successful implementation of the CRM Application at the Facilities, the Company intends to explore the (1) commercial potential of licensing the CRM Application to third parties who own and operate health, fitness and social activities facilities, health clubs, exercise gyms and similar businesses in North America and (2) the suitability of the CRM Application for any future HFS business facilities developed or acquired by the Company.

Coppermine is managed, owned and founded by Alexander Jacobs, who is also the Chief Executive Officer and a director of the Company. Mr. Jacobs did not participate in the review and approval of the MOU by the Company.

The above summary of the MOU is qualified in its entirety by reference to MOU, which is attached as Exhibit 10.1 to this Current Report on Form 8-K (“Form 8-K”).

The Company issued a press release, dated March 14, 2025, about the signing of the MOU, which press release is attached to this Form 8-K as Exhibit 99.1.

FORWARD-LOOKING STATEMENTS. Except for statements of historical fact in this Form 8-K, the information contained in the Current Report on Form 8-K may contain forward-looking statements, which statements are characterized by words like “seeking,” “should,” “may,” “intend,’ “expect,” “hope,” “believe,” “anticipate” and similar words. Forward looking statements are not guarantees of future performance and undue reliance should not be placed on them. Forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any statements about future performance or results expressed or implied by such forward-looking statements. If Coppermine accepts the Plan and enters into the Agreement, the ability of the Company to develop the CRM Application will depend on funding of that development fees and costs by Coppermine. The Company’s operations during 2024 and into 2025 consisted of the development of a HFS business and licensing of its existing Connected Chef product line to third party distributors and manufacturers. The Company relies on working capital funding from third parties, including Coppermine, to fund the compliance costs of an SEC reporting company with its stock quoted on the OTC QB Venture Market. The Company will require additional third-party funding in 2025 to fully implement the HFS business and fully pursue the Connected Chef product licensing, which funding as not be obtained as of the date of this Form 8-K report. Further, additional working capital funding is needed to meet corporate compliance costs beyond the third fiscal quarter of 2025. The business and financial results of other companies, like Coppermine, should not be construed as an indication or representation of the future financial and business results of the Company in the HFS business. The Company is a “penny stock” company with no primary market makers. Further, the public auditors of the Company have expressed doubt as to the Company as a going concern. Any investment in Company’s common stock is highly risky and should only be considered by investors who can afford to lose their entire investment. The risk factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and other filings with the SEC should be carefully considered prior to any investment decision. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change, except as required by applicable securities laws. The reader is cautioned not to place undue reliance on any forward-looking statement.

Item 9.01 Financials and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated March 14, 2025, issued by Capstone Companies, Inc. reporting the signing of the Memorandum of Understanding with Coppermine Ventures, LLC
10.1	Memorandum of Understanding, dated March 13, 2025, between Capstone Companies, Inc. and Coppermine Ventures, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach

Stewart Wallach, Chairman of the Board of Directors

Dated: March 14, 2025

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release, dated March 14, 2025, issued by Capstone Companies, Inc. reporting the signing of the Memorandum of Understanding with Coppermine Ventures, LLC
10.1	Memorandum of Understanding, dated March 13, 2025, between Capstone Companies, Inc. and Coppermine Ventures, LLC